Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of American Petro-Hunter, Inc. (the “Company”) on Form 10-KSB for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2008

/s/ Gregory Leigh Lyons

	Name:	Gregory Leigh Lyons
	Title:	President, Chief Financial Officer and Chairman of the Board
(Principal Executive Officer)

/s/ Gregory Leigh Lyons

	Name:	Gregory Leigh Lyons
	Title:	President, Chief Financial Officer and Chairman of the Board
(Principal Financial Officer
and Principal Accounting Officer)